UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4601 Wilshire Boulevard Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On March 15, 2023, the Board of Directors of Broadway Financial Corporation (the “Company”) established June 21, 2023 as the date of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The Company will publish additional details regarding the exact time, location, and matters to be voted on at the 2023 Annual Meeting in the Company’s definitive proxy statement for the 2023 Annual Meeting. This date represents a change of more than 30 days from the anniversary date of the Company’s 2022 Annual Meeting of stockholders held on October 19, 2022. As a result, the deadlines for stockholders to submit proposals and nominations of directors for the 2023 Annual Meeting as set forth in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders are no longer effective.

Under the Company’s Bylaws, for stockholder proposals and director nominations to be presented at the 2023 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is described below), the Company must receive proper written notice at the Company’s principal executive offices not later than 5:00 p.m. Pacific Time on April 3, 2023. The notice must include all of the information required by the Bylaws. The Board will review any stockholder proposal or director nomination that is received as required and will determine whether such proposal or nomination meets applicable criteria for inclusion in the proxy statement for, and for consideration at, the 2023 Annual Meeting. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19, the SEC’s universal proxy rule, to the Corporate Secretary of the Company no later than April 22, 2023.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2023 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive office no later than April 3, 2023 (which the Company believes is a reasonable time before it begins to print and send its proxy materials). Any such proposal must also meet the requirements set forth in the rules and regulations of the Exchange Act in order to be eligible for inclusion in the proxy materials for the 2023 Annual Meeting.

All such proposals and nominations must be addressed to the Secretary of the Company at 4601 Wilshire Boulevard, Suite 150, Los Angeles, California 90010, Attn: Audrey Phillips, Vice President and Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: March 21, 2023	By:	/s/ Brenda J. Battey
Brenda J. Battey
Executive Vice President and
Chief Financial Officer